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                                                                    Exhibit 32.1

                                  Certification
            Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002
        (Subsections (a) and (b) of Section 1350, Chapter 63 of Title 18,
                               United States Code)

Pursuant to section 906 of the Sarbanes-Oxley Act of 2002 (subsections (a) and
(b) of section 1350, chapter 63 of title 18, United States Code), each of the undersigned officers of UST Private Equity Investors Fund, Inc. (the "Company"), does hereby certify, to such officer's knowledge, that:

The Annual Report on Form 10-K for the fiscal year ended October 31, 2003 (the "Form 10-K") of the Company fully complies with the requirements of Section 13
(a) or 15(d) of the Securities Exchange Act of 1934, and the information contained in the Form 10-K fairly presents, in all material respects, the financial condition and results of operations of the Company.


Date:  January 29, 2004                   /s/ David I. Fann
       -------------------------------    --------------------------------------

                                          Name: David I. Fann
                                          Title: Co-Chief Executive Officer


Date:  January 29, 2004                   /s/ Douglas A. Lindgren
       -------------------------------    --------------------------------------

                                          Name: Douglas A. Lindgren
                                          Title: Co-Chief Executive Officer


Date:  January 29, 2004                   /s/ Robert F. Aufenanger
       -------------------------------    --------------------------------------

                                          Name: Robert F. Aufenanger
                                          Title: Treasurer


The foregoing certification is being furnished solely pursuant to section 906 of the Sarbanes-Oxley Act of 2002 (subsections (a) and (b) of section 1350, chapter 63 of title 18, United States Code) and is not being filed as part of a separate disclosure document.